                                                                Exhibit 10.29.11

                AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT

     THIS AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of January 28, 2005, by and among Prestige International Holdings, LLC, a Delaware limited liability company ("HOLDINGS LLC"), Prestige Brands Holdings, Inc., a Delaware corporation (the "COMPANY"), Prestige Brands, Inc., a Delaware corporation ("EMPLOYER"), and Eric M. Millar ("EXECUTIVE"). Certain provisions of this Agreement are intended for the benefit of and will be enforceable by the Purchasers.

     This Agreement amends and restates the Senior Management Agreement (as amended prior to the date hereof, the "PRIOR AGREEMENT"), dated as of March 17, 2004, by and among Holdings LLC, Employer and Executive. The Company, Holdings LLC, Employer and Executive desire to amend and restate the Prior Agreement in connection with the transactions (the "EXCHANGE TRANSACTIONS") contemplated by the Exchange Agreement (the "EXCHANGE AGREEMENT"), dated as of the date hereof, among Holdings LLC, the Company and the Unitholders of Holdings LLC, which are being consummated in order to facilitate an initial public offering (the "INITIAL PUBLIC OFFERING") of the Company's common stock, par value $.01 per share (the "COMMON SHARES").

     Holdings LLC and Executive entered into the Prior Agreement pursuant to which Executive purchased from Holdings LLC, and Holdings LLC sold to Executive, 197,615 Common Units of the Company (the "COMMON UNITS"). Certain definitions are set forth in SECTION 10 of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (i) the parties to the Prior Agreement hereby amend and restate the Prior Agreement, effective upon consummation of the Exchange Transactions (the "EFFECTIVE DATE"), and (ii) the parties to this Agreement hereby agree as follows:

                   PROVISIONS RELATING TO EXECUTIVE SECURITIES

     1.   ACQUISITION OF CARRIED SHARES.

          (a) Upon consummation of the Exchange Transactions, Executive will acquire _______ Common Shares in exchange for the ________ Common Units acquired by Executive pursuant to the Prior Agreement. The Common Shares so acquired by Executive and described in this SECTION 1(a) are sometimes referred to herein as "CARRIED SHARES." The Company will deliver to Executive copies of the certificates representing such Common Shares. In exchange, Executive hereby authorizes Holdings LLC and the Company to cancel the certificate or certificates representing the Common Units.

          (b) Within 30 days after the acquisition of the Carried Shares, Executive will make an effective election with the Internal Revenue Service under

     Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of EXHIBIT A attached hereto.

          (c) Until released upon the occurrence of a Sale of the Company or a Public Offering as provided below, all certificates evidencing the Carried Shares shall be held by the Company for the benefit of Executive and the other holder(s) of Carried Shares, if any. Upon the occurrence of a Sale of the Company, the Company will return all certificates evidencing Carried Shares to the record holders thereof. Upon consummation of a Public Offering, the Company will return to the record holders thereof certificates evidencing Vested Shares (as defined in SECTION 2(f) below).

          (d) Executive acknowledges and agrees that neither the issuance of the Carried Shares to Executive pursuant to the Exchange Agreement nor any provision contained herein shall entitle Executive to remain in the employment of the Company, Employer or any of their respective Subsidiaries or affect the right of the Company or Employer to terminate Executive's employment at any time for any reason, subject to the remaining terms of this Agreement and any other agreement between Executive and any such parties.

     2.   VESTING OF CARRIED SHARES.

          (a) The Carried Shares issued to Executive in respect of Common Units shall be subject to vesting in the manner specified in this SECTION 2.

          (b) The Carried Shares issued to Executive in respect of Common Units that have vested pursuant to the Prior Agreement shall be vested when issued to Executive pursuant to the Exchange Agreement and, except as otherwise provided in this SECTION 2, the remaining Carried Shares shall become vested in accordance with the following schedule, if and only if as of each such date provided below, Executive has been continuously employed by the Company, Employer or any of their respective Subsidiaries from the Effective Date through and including such date:

                                                 CUMULATIVE PERCENTAGE OF
                  DATE                          ALL CARRIED SHARES VESTED
     -------------------------------     ---------------------------------------
     March 17, 2005                                        20.00%
     March 17, 2006                                        40.00%
     March 17, 2007                                        60.00%
     March 17, 2008                                        80.00%
     March 17, 2009                                       100.00%

          (c) Notwithstanding anything in SECTION 2(b) above to the contrary, in the event that the Company consummates the Initial Public Offering, an additional 20.0% of the Carried Shares (representing 12 months of additional vesting) shall vest upon consummation of the Initial Public Offering and the remaining unvested Carried Shares shall vest on a straightline pro rata basis through March 17, 2009.

          (d) If Executive ceases to be employed by the Company, Employer and their respective Subsidiaries on any date other than an anniversary date specified in the schedule above, the cumulative percentage of Carried Shares to become vested shall be determined on a PRO RATA basis according to the number of days elapsed since the Effective Date, or the most recent anniversary date, as the case may be.

          (e) Upon the occurrence of a Sale of the Company, all Carried Shares which have not yet become vested shall become vested at the time of the consummation of the Sale of the Company, if, as of such time, Executive has been continuously employed by the Company, Employer or any of their respective Subsidiaries from the Effective Date through and including such date.

          (f) Carried Shares that have become vested are referred to herein as "VESTED SHARES." All Carried Shares that have not vested are referred to herein as "UNVESTED SHARES."

     3.   REPURCHASE OPTION.

          (a) Subject to the terms and conditions set forth in this SECTION 3(a) and SECTION 4 below, the Company will have the right to repurchase (the "SEPARATION REPURCHASE OPTION") from Executive and his transferees (other than the Company) all or any portion of the Unvested Shares, in the event Executive ceases to be employed by the Company, Employer and their respective Subsidiaries for any reason (a "SEPARATION REPURCHASE EVENT"). The Company may assign its repurchase rights set forth in this SECTION 3(a) to any Person.

          (b) For any Separation Repurchase Option, the purchase price for each Unvested Share will be the lesser of (i) Executive's Original Cost of the Common Unit(s) or portion thereof in respect of which such Unvested Share was issued to Executive and (ii) the Fair Market Value of such Unvested Share as of the date upon which the Separation Repurchase Notice is delivered.

          (c) The Company (with the approval of the Board) may elect to purchase all or any portion of the Unvested Shares by delivering written notice (the "SEPARATION REPURCHASE NOTICE") to the holder or holders of such securities within ninety (90) days after the Separation Repurchase Event. The Separation Repurchase Notice will set forth the number of Unvested Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of Unvested Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Unvested Shares held by Executive at the time of delivery of the Separation Repurchase Notice. If the number of Unvested Shares then held by Executive is less than the total number of Unvested Shares that the Company has elected to purchase, the Company shall purchase the remaining Unvested Shares elected to be purchased from the Permitted Transferee(s) of Unvested Shares under this Agreement, PRO RATA according to the number of Unvested Shares held by such Permitted Transferee(s) at the time of delivery of such Separation Repurchase Notice (determined as nearly as practicable to the nearest unit). The number of Unvested Shares to be repurchased hereunder will be allocated among Executive and the Permitted Transferee(s) of Unvested Shares (if any) PRO RATA according to the number of Unvested Shares to be purchased from such Person.

          (d) The closing of the purchase of the Unvested Shares pursuant to the Separation Repurchase Option shall take place on the date designated by the Company in the Separation Repurchase Notice, which date shall not be more than 30 days nor less than five days after the delivery of such notice. The Company will pay for the Unvested Shares to be purchased by it pursuant to the Separation Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company and will pay the remainder of the purchase price by, at its option, (A) a check or wire transfer of funds, (B) the issuance of a subordinated promissory note of the Company bearing interest at a rate equal to the prime rate (as published in THE WALL STREET JOURNAL from time to time) and having such maturity as the Company shall determine in good faith, not to exceed three years, or (C) any combination of clauses (A) and (B) as the Board may elect in its discretion. The Company will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

          (e) Notwithstanding anything to the contrary contained in this Agreement, if the Fair Market Value of Unvested Shares is finally determined to be an amount at least 10% greater than the per share repurchase price for such Unvested Shares in the Separation Repurchase Notice, the Company shall have the right to revoke its exercise of the Separation Repurchase Option for all or any portion of the Unvested Shares elected to be repurchased by it by delivering notice of such revocation in writing to the holders of Unvested Shares during the thirty-day period beginning on the date that the Company is given written notice that the Fair Market Value of a share of Unvested Shares was finally determined to be an amount at least 10% greater than the per share repurchase price for Unvested Shares set forth in the Separation Repurchase Notice.

     4. LIMITATIONS ON CERTAIN REPURCHASES. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Unvested Shares by the Company pursuant to the Separation Repurchase Option shall be subject to the ability of the Company to pay the purchase price from its readily available cash resources (without imposing any obligation on the Company to raise financing to fund the repurchases) and also subject to applicable restrictions contained in the Delaware General Corporation Law or such other governing corporate law, applicable federal and state securities laws, and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit (A) the repurchase of Unvested Shares hereunder which the Company is otherwise entitled to make or (B) dividends or other transfers of funds from one or more Subsidiaries to the Company to enable such repurchases, then the Company may make such repurchases as soon as it is permitted to make repurchases or receive funds from Subsidiaries under such restrictions. Furthermore, in the event of a disagreement in accordance with the terms herein relating to the determination of the Fair Market Value of any Unvested Shares, the time periods described herein with respect to purchases of Executive Securities under SECTION 3 herein shall be tolled until any such determination has been made in accordance with the terms provided herein.

     5.   RESTRICTIONS ON TRANSFER OF EXECUTIVE SECURITIES.

          (a) TRANSFER OF EXECUTIVE SECURITIES. The holders of Executive Securities shall not Transfer any interest in any Executive Securities, except pursuant to (i) the provisions of SECTION 3 hereof, (ii) the provisions of SECTION 5(b) below or (iii) a Sale of the Company approved by the Board.

          (b) CERTAIN PERMITTED TRANSFERS. The restrictions in this SECTION 5 will not apply with respect to any Transfer of (i) Executive Securities made pursuant to applicable laws of descent and distribution or to such Person's legal guardian in the case of any mental incapacity or among such Person's Family Group or (ii) Common Shares at such time as the Purchasers sell Common Shares in a Public Sale, but in the case of this clause (ii) only an amount of shares (the "TRANSFER AMOUNT") equal to the lesser of (A) the number of Vested Shares owned by Executive and (B) the result of the number of Common Shares owned by Executive multiplied by a fraction (the "TRANSFER FRACTION"), the numerator of which is the number of Common Shares sold by the Purchasers in such Public Sale and the denominator of which is the total number of Common Shares held by the Purchasers prior to the Public Sale; PROVIDED that, if at the time of a Public Sale of Common Shares by the Purchasers, Executive chooses not to Transfer the Transfer Amount, Executive shall retain the right to Transfer an amount of Common Shares at a future date equal to the lesser of (x) the number of Vested Shares owned by Executive at such future date and (y) the result of the number of Common Shares owned by Executive at such future date multiplied by the Transfer Fraction; PROVIDED further that the restrictions contained in this SECTION 5 will continue to be applicable to the Executive Securities after any Transfer of the type referred to in clause (i) above and the transferees of such Executive Securities must agree in writing to be bound by the provisions of this Agreement and the Registration Agreement. Any transferee of Executive Securities pursuant to a Transfer in accordance with the provisions of clause (i) of this SECTION 5(b) is herein referred to as a "PERMITTED TRANSFEREE." Upon the Transfer of Executive Securities pursuant to this SECTION 5(b), the transferring holder of Executive Securities will deliver a written notice (a "TRANSFER NOTICE") to the Company. In the case of a Transfer pursuant to clause (i) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

          (c) TERMINATION OF RESTRICTIONS. The restrictions set forth in this
     SECTION 5 will continue with respect to each share of Executive Securities until the earlier of (i) the date on which such share of Executive Securities has been transferred in a Public Sale permitted by this SECTION 5, or (ii) the consummation of a Sale of the Company.

     6.   ADDITIONAL RESTRICTIONS ON TRANSFER OF EXECUTIVE SECURITIES.

          (a) LEGEND. The certificates representing the Executive Securities will bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF [DATE OF ISSUANCE], HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY AND OTHER PARTIES, DATED AS OF JANUARY 28, 2005. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) OPINION OF COUNSEL. No holder of Executive Securities may Transfer any Executive Securities (except pursuant to SECTION 3 or SECTION 5(b) of this Agreement or an effective registration statement under the Securities
     Act) without first delivering to the Company a written notice describing in reasonable detail the proposed Transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Executive Securities delivers to the Company an opinion of counsel that no subsequent Transfer of such Executive Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated Transfer deliver new certificates for such Executive Securities that do not bear the Securities Act portion of the legend set forth in SECTION 6(a). If the Company is not required to deliver new certificates for such Executive Securities not bearing such legend, the holder thereof shall not Transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION 6.

                        PROVISIONS RELATING TO EMPLOYMENT

     7. EMPLOYMENT. Employer agrees to employ Executive and Executive accepts such employment for the period beginning as of the date of the Prior Agreement and ending upon his separation pursuant to SECTION 7(c) hereof (the "EMPLOYMENT PERIOD").

          (a) POSITION AND DUTIES.

               (i) During the Employment Period, Executive shall serve as the Senior Vice President - Operations of Employer and shall have the normal duties, responsibilities and authority implied by such position, subject to the power of the Chief Executive Officer of Employer and the Board to expand or limit such duties, responsibilities and authority and to override such actions.

               (ii) Executive shall report to the Chief Executive Officer of Employer, and Executive shall devote his best efforts and his full business time and attention to the business and affairs of the Company, Employer and their Subsidiaries.

          (b) SALARY, BONUS AND BENEFITS. During the Employment Period, Employer will pay Executive a base salary of $205,000 per annum (the "ANNUAL BASE SALARY"). During fiscal year 2005, the Board shall develop a new bonus program which may incorporate subjective and objective criteria for bonus achievement different from the criteria contained in the existing Medtech/Denorex bonus program; PROVIDED, HOWEVER, THAT the maximum bonus payment potentials to Executive will not be decreased from those provided in the existing Medtech/Denorex bonus program. In addition, during the Employment Period, Executive will be entitled to such other benefits approved by the Board and made available to the senior management of the Company, Employer and their Subsidiaries, which shall include vacation time (in an amount consistent with past practice) and medical, dental, life and disability insurance. Following completion of the fiscal year ending March 31, 2005, the Board, on a basis consistent with past practice, shall review the Annual Base Salary of Executive and may increase the Annual Base Salary by such amount as the Board, in its sole discretion, shall deem appropriate. The term "Annual Base Salary" as used in this Agreement shall refer to the Annual Base Salary as it may be so increased.

          (c) SEPARATION. The Employment Period will continue until (i) Executive's death, Disability or resignation from employment with the Company, Employer and their respective Subsidiaries or (ii) the Company, Employer and their respective Subsidiaries decide to terminate Executive's employment with or without Cause. If (A) Executive's employment is terminated without Cause pursuant to clause (ii) above or (B) Executive resigns from employment with the Company, Employer or any of their respective Subsidiaries for Good Reason, then during the period commencing on the date of termination of the Employment Period and ending on the first anniversary of the date of termination (the

     "SEVERANCE PERIOD"), Employer shall pay to Executive, in equal installments on the Employer's regular salary payment dates, an aggregate amount equal to (I) his Annual Base Salary, plus (II) an amount equal to the annual bonus, if any, paid or payable to Executive by Employer for the last fiscal year ended prior to the date of termination. In addition, if Executive is entitled on the date of termination to coverage under the medical and prescription portions of the Welfare Plans, such coverage shall continue for Executive and Executive's covered dependents for a period ending on the first anniversary of the date of termination at the active employee cost payable by Executive with respect to those costs paid by Executive prior to the date of termination; PROVIDED, that this coverage will count towards the depletion of any continued health care coverage rights that Executive and Executive's dependents may have pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"); PROVIDED further, that Executive's or Executive's covered dependents' rights to continued health care coverage pursuant to this SECTION 7(c) shall terminate at the time Executive or Executive's covered dependents become covered, as described in COBRA, under another group health plan, and shall also terminate as of the date Employer ceases to provide coverage to its senior executives generally under any such Welfare Plan. Notwithstanding the foregoing, (I) Executive shall not be entitled to receive any payments or benefits pursuant to this SECTION 7(c) unless Executive has executed and delivered to Employer a general release in form and substance satisfactory to Employer and (II) Executive shall be entitled to receive such payments and benefits only so long as Executive has not breached the provisions of SECTIONS 8 or 9 hereof. The release described in the foregoing sentence shall not require Executive to release any claims for any vested employee benefits, workers compensation benefits covered by insurance or self-insurance, claims to indemnification to which Executive may be entitled under the Company's or its Subsidiaries' certificate(s) of incorporation, by-laws or under any of the Company's or its Subsidiaries' directors or officers insurance policy(ies) or applicable law, or equity claims to contribution from the Company or its Subsidiaries or any other Person to which Executive is entitled as a matter of law in respect of any claim made against Executive for an alleged act or omission in Executive's official capacity and within the scope of Executive's duties as an officer, director or employee of the Company or its Subsidiaries. Not later than eighteen (18) months following the termination of Executive's employment, the Company and its Subsidiaries for which the Executive has acted in the capacity of a senior manager, shall sign and deliver to Executive a release of claims that the Company or its Subsidiaries has against Executive; PROVIDED THAT, such release shall not release any claims that the Company or its Subsidiaries commenced prior to the date of the release(s), any claims relating to matters actively concealed by Executive, any claims to contribution from Executive to which the Company or its Subsidiaries are entitled as a matter of law or any claims arising out of mistaken indemnification by the Company or any of its Subsidiaries. Except as otherwise provided in this SECTION 7(c) or in the Employer's employee benefit plans or as otherwise required by applicable law, Executive shall not be entitled to any other salary, compensation or benefits after termination of Executive's employment with Employer.

     8.   CONFIDENTIAL INFORMATION.

          (a) OBLIGATION TO MAINTAIN CONFIDENTIALITY. Executive acknowledges that the information, observations and data (including trade secrets) obtained by him during the course of his performance under this Agreement concerning the business or affairs of the Company, Employer and their respective Subsidiaries and Affiliates ("CONFIDENTIAL INFORMATION") are the property of the Company, Employer or such Subsidiaries and Affiliates, including information concerning acquisition opportunities in or reasonably related to the Company's and Employer's business or industry of which Executive becomes aware during the Employment Period. Therefore, Executive agrees that he will not disclose to any unauthorized Person or use for his own account (for his commercial advantage or otherwise) any Confidential Information without the Board's written consent, unless and to the extent that the Confidential Information, (i) becomes generally known to and available for use by the public other than as a result of Executive's acts or omissions to act, (ii) was known to Executive prior to Executive's employment with Employer, the Company or any of their Subsidiaries and Affiliates or (iii) is required to be disclosed pursuant to any applicable law, court order or other governmental decree. Executive shall deliver to the Company at a Separation, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company, Employer and their respective Subsidiaries and Affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

          (b) OWNERSHIP OF PROPERTY. Executive acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) that relate to the Company's, Employer's or any of their respective Subsidiaries' or Affiliates' actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by the Company, Employer or any of their respective Subsidiaries or Affiliates (including any of the foregoing that constitutes any proprietary information or records) ("WORK PRODUCT") belong to the Company, Employer or such Subsidiary or Affiliate and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Company, Employer or to such Subsidiary or Affiliate. Any copyrightable work prepared in whole or in part by Executive in the course of his work for any of the foregoing entities shall be deemed a "work made for hire" under the copyright laws, and the Company, Employer or such Subsidiary or Affiliate shall own all rights therein. To the extent that any such copyrightable work is not a "work made for hire," Executive hereby assigns and agrees to assign to the Company, Employer or such Subsidiary or Affiliate all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the Company's, Employer's or such Subsidiary's or Affiliate's ownership (including, without limitation, assignments, consents, powers of attorney, and other instruments).

          (c) THIRD PARTY INFORMATION. Executive understands that the Company, Employer and their respective Subsidiaries and Affiliates will receive from third parties confidential or proprietary information ("THIRD PARTY INFORMATION") subject to a duty on the Company's, Employer's and their respective Subsidiaries' and Affiliates' part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of SECTION 8(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the Company, Employer or their respective Subsidiaries and Affiliates who need to know such information in connection with their work for the Company, Employer or any of their respective Subsidiaries and Affiliates) or use, except in connection with his work for the Company, Employer or any of their respective Subsidiaries and Affiliates, Third Party Information unless expressly authorized by a member of the Board (other than himself if Executive is on the Board) in writing.

          (d) USE OF INFORMATION OF PRIOR EMPLOYERS. During the Employment Period and thereafter, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Company, Employer or any of their respective Subsidiaries or Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of his duties only information which is (i) generally known and used by persons with training and experience comparable to Executive's and which is (x) common knowledge in the industry or (y) otherwise legally in the public domain, (ii) otherwise provided or developed by the Company, Employer or any of their respective Subsidiaries or Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

     9. NONCOMPETITION AND NONSOLICITATION. Executive acknowledges that in the course of his employment with Employer he will become familiar with the Company's,

Employer's and their respective Subsidiaries' trade secrets and with other confidential information concerning the Company, Employer and such Subsidiaries and that his services will be of special, unique and extraordinary value to the Company, Employer and such Subsidiaries. Therefore, Executive agrees that:

          (a) NONCOMPETITION. During the Employment Period and also during the period commencing on the date of termination of the Employment Period and ending on the first anniversary of the date of termination, he shall not anywhere in the United States, directly or indirectly, own, manage, control, participate in, consult with, render services for, or in any manner engage in any business (i) competing with a brand of the Company, Employer, Medtech, Denorex, Spic and Span, Comet, Prestige, any business acquired by such Persons, or any Subsidiaries of such Persons, representing 10% or more of the consolidated revenues or EBITDA of the Company and its Subsidiaries for the trailing 12 months ending on the last day of the last completed calendar month immediately preceding the date of termination of the Employment Period or (ii) in which the Company, Employer Medtech, Denorex, any business acquired by such Persons, or any Subsidiaries of such Persons has conducted discussions or has requested and received information relating to the acquisition of such business by such Person (x) within one year prior to the Separation and (y) during the Severance Period, if any. Nothing herein shall prohibit Executive from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation that is publicly traded, so long as Executive has no active participation in the business of such corporation.

          (b) NONSOLICITATION. During the Employment Period and also during the period commencing on the date of termination of the Employment Period and ending on the first anniversary of the date of termination, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company, Employer or any of their respective Subsidiaries to leave the employ of the Company, Employer or any such Subsidiary, or in any way interfere with the relationship between the Company, Employer and any of their respective Subsidiaries and any employee thereof, (ii) hire any person who was an employee of the Company, Employer or any of their respective Subsidiaries within 180 days after such person ceased to be an employee of the Company, Employer or any of their respective Subsidiaries (PROVIDED, HOWEVER, THAT such restriction shall not apply for a particular employee if the Company has provided its written consent to such hire, which consent, in the case of any person who was not a key employee of the Company, Employer or any of their respective Subsidiaries, shall not be unreasonably withheld), (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company, Employer or any of their respective Subsidiaries to cease doing business with the Company, Employer or any such Subsidiary or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company, Employer or any Subsidiary or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company, Employer or any of their respective Subsidiaries and with which the Company, Employer and any of their respective Subsidiaries has conducted discussions or has requested and received information relating to the acquisition of such business by the Company, Employer or any of their respective Subsidiaries in the two year period immediately preceding a Separation.

          (c) ENFORCEMENT. If, at the time of enforcement of SECTION 8 or this
     SECTION 9, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to Confidential Information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event of a breach or threatened breach of this Agreement, the Company, Employer, their respective Subsidiaries or their successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

          (d) ADDITIONAL ACKNOWLEDGMENTS. Executive acknowledges that the provisions of this SECTION 9 are in consideration of: (i) employment with the Employer, (ii) the issuance of the Executive Securities by the Company and (iii) additional good and valuable consideration as set forth in this Agreement. In addition, Executive agrees and acknowledges that the restrictions contained in SECTION 8 and this SECTION 9 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive's ability to earn a living. In addition, Executive acknowledges (i) that the business of the Company, Employer and their respective Subsidiaries will be conducted throughout the United States,
     (ii) notwithstanding the state of incorporation or principal office of the Company, Employer or any of their respective Subsidiaries, or any of their respective executives or employees (including the Executive), it is expected that the Company and Employer will have business activities and have valuable business relationships within its industry throughout the United States and (iii) as part of his responsibilities, Executive will be traveling throughout the United States in furtherance of Employer's business and its relationships. Executive agrees and acknowledges that the potential harm to the Company and Employer of the non-enforcement of
     SECTION 8 and this SECTION 9 outweighs any potential harm to Executive of its enforcement by injunction or otherwise. Executive acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company, Employer and their Subsidiaries now existing or to be developed in the future. Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

                               GENERAL PROVISIONS

     10.  DEFINITIONS.

     "AFFILIATE" means, (i) with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person, and (ii) with respect to any Purchaser, any general or limited partner of such Purchaser, any employee or owner of any such partner, or any other Person controlling, controlled by or under common control with such Purchaser.

     "BOARD" means the Company's board of directors (or its equivalent).

     "CAUSE" means (i) the intentional or knowing commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company, Employer or any of their respective Subsidiaries or any of their customers or suppliers, (ii) substantial and repeated failure to perform duties of the office held by Executive as reasonably directed by the Chief Executive Officer of Employer and/or the Board, (iii) gross negligence or willful misconduct with respect to the Company, Employer or any of their respective Subsidiaries, (iv) conduct tending to bring the Company, Employer or any of their respective Subsidiaries into substantial public disgrace or disrepute, (v) any breach by Executive of SECTIONS 8 or 9 of this Agreement or (vi) with respect to the U.S. visa held by Executive, failure to comply with the expiration terms thereof. Notwithstanding the foregoing, if it is alleged or determined that actions taken by Executive caused the Company, Employer or any of their respective Subsidiaries to engage in illegal activities or operations, the taking of such actions by Executive shall not constitute "Cause" hereunder if Executive had a reasonable and good faith belief that such actions were not in violation of any law, rule, regulation or court order, were in the best interests of the Company, Employer and their respective Subsidiaries and were taken in the ordinary course of business.

     "COMET" means The Comet Products Corporation, a Delaware corporation.

     "CREDIT AGREEMENT" means the Credit Agreement, dated as of April 6, 2004, among Employer, Prestige Brands International, LLC, a Delaware limited liability company, the lenders and issuers party thereto, Citicorp North America, Inc., as administrative agent and Tranche C Agent (as defined therein), Bank of America, N.A., as syndication agent for the lenders and issuers, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent for the lenders and issuers, and the other parties named therein, as the same may be amended, supplemented or otherwise modified from time to time, at any renewal, extension, refunding, restructuring, replacement or refinancing thereof (whether with the original agent or lenders or another agent or agents or other lenders and whether provided under the original Credit Agreement or any other credit agreement).

     "DENOREX" means The Denorex Company, a Delaware corporation.

     "DISABILITY" means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive's duties as determined by the Board in good faith.

     "EBITDA" means "Adjusted EBITDA" as such term is defined in the Credit Agreement.

     "EXECUTIVE SECURITIES" means all Common Shares acquired by Executive pursuant to the Exchange Agreement. Executive Securities will continue to be Executive Securities in the hands of any holder other than Executive (except for the Company and transferees in a Public Sale, which transferees shall not be subject to the provisions of this Agreement with respect to such securities), and except as otherwise provided herein, each such other holder of Executive Securities will succeed to all rights and obligations attributable to Executive as a holder of Executive Securities hereunder. Executive Securities (or, individually, any particular type of equity security included therein) will also include equity securities of the Company issued with respect to Executive Securities (or, individually, any particular type of equity security included therein) by way of a stock split, stock dividend, conversion, or other recapitalization. For the avoidance of doubt, all Unvested Shares shall remain Unvested Shares after a Transfer thereof, unless such Transfer is to the Company or a transferee in a Public Sale.

     "FAIR MARKET VALUE" of each share of Executive Securities means the average of the closing prices of the sales of such Executive Securities on all securities exchanges on which such Executive Securities may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Executive Securities are not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Executive Securities are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Executive Securities are not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Executive Securities as determined in good faith by the Board. If Executive reasonably disagrees with such determination, Executive shall deliver to the Board a written notice of objection (an "OBJECTION") within thirty (30) days after delivery of the Separation Repurchase Notice. Upon receipt of Executive's Objection, the Board and Executive will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 20 days after the delivery of the Objection, Fair Market Value shall be determined by an appraiser jointly selected by the Board and Executive, which appraiser shall submit to the Board and Executive a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 25 days after delivery of the Objection, within seven days, each party shall submit the names of four nationally recognized firms that are engaged in the business of valuing non-public securities, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne equally by Executive and the Company. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

     "FAMILY GROUP" means a Person's spouse and descendants (whether natural or adopted), and any trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Person or such Person's spouse and/or descendants that is and remains solely for the benefit of such Person and/or such Person's spouse and/or descendants and any retirement plan for such Person.

     "GOOD REASON" means (i) any material diminution in Executive's position, title, authority, powers, functions, duties or responsibilities with Employer,
(ii) the permanent relocation or transfer of Employer's principal office outside a 30 mile radius from Irvington, New York or (iii) any failure of Employer to comply with the Annual Base Salary and bonus provisions of SECTION 7(b) hereof; provided, however, that either or both of clauses (i) or (ii) shall be disregarded for purposes of this definition if Peter Mann, as the Chief Executive Officer of Employer, consents to the circumstances described in such clause(s). For the avoidance of doubt, if Executive's resignation is due to the expiration (or anticipated expiration) of his U.S. visa, such termination of employment shall be treated hereunder as a resignation other than for Good Reason.

     "GTCR CAPITAL PARTNERS" means GTCR Capital Partners, L.P., a Delaware limited partnership.

     "GTCR CO-INVEST" means GTCR Co-Invest II, L.P., a Delaware limited partnership.

     "GTCR FUND VIII" means GTCR Fund VIII, L.P., a Delaware limited partnership.

     "GTCR FUND VIII/B" means GTCR Fund VIII/B, L.P., a Delaware limited partnership.

     "MEDTECH" means Medtech Holdings, Inc., a Delaware corporation.

     "ORIGINAL COST" means, with respect to each Common Unit acquired pursuant to the Prior Agreement, $0.10 (each as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

     "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

     "PRESTIGE" means Prestige Brands International, Inc., a Virginia corporation.

     "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of equity securities of the Company or a corporate successor to the Company.

     "PUBLIC SALE" means (i) any sale pursuant to a registered public offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

     "PURCHASER" has the meaning set forth in the Exchange Agreement.

     "REGISTRATION AGREEMENT" means the Registration Rights Agreement, dated as of February 6, 2004, by and among the Company and certain of its securityholders, as amended from time to time pursuant to its terms.

     "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to which any Person or group of related Persons other than the Purchasers or their Affiliates in the aggregate acquire(s) (i) equity securities of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's equity, securityholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; PROVIDED that a Public Offering shall not constitute a Sale of the Company.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SEPARATION" means the cessation of employment of Executive with the Company, Employer and their respective Subsidiaries for any reason.

     "SPIC AND SPAN" means The Spic and Span Company, a Delaware corporation.

     "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a "SUBSIDIARY" of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.

     "TCW/CRESCENT LENDERS" means collectively, TCW/Crescent Mezzanine Partners III, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware business trust, and TCW/Crescent Mezzanine Partners III Netherlands, L.P., a Delaware limited partnership, any of their Affiliates or any investment fund for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an account manager.

     "TCW/CRESCENT PURCHASERS" means collectively, TCW/Crescent Mezzanine Partners III, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware business trust, and TCW/Crescent Mezzanine Partners III Netherlands, L.P., a Delaware limited partnership, any of their Affiliates or any investment fund for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an account manager.

     "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

     "WELFARE PLANS" mean the welfare benefit plans, practices, policies and programs provided by Employer to the extent applicable generally to other senior executives of the Company.

     11. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          IF TO EMPLOYER:

               Prestige Brands, Inc.
               90 North Broadway
               Irvington, New York 10533
               Attention: Chief Executive Officer

               WITH COPIES TO:

               GTCR Golder Rauner II, L.L.C.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: David A. Donnini and Vincent J. Hemmer

               Kirkland & Ellis LLP
               200 East Randolph Drive
               Chicago, Illinois 60601

               Attention: Kevin R. Evanich, P.C. and Christopher J. Greeno

          IF TO THE COMPANY:

               Prestige International Holdings, LLC
               90 North Broadway
               Irvington, New York 10533
               Attention: Chief Executive Officer

               WITH COPIES TO:

               GTCR Golder Rauner II, L.L.C.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: David A. Donnini and Vincent J. Hemmer

               Kirkland & Ellis LLP
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: Kevin R. Evanich, P.C. and Christopher J. Greeno

          IF TO EXECUTIVE:

               Eric M. Millar
               31 Landing Drive
               Dobbs Ferry, New York 10522

               WITH A COPY TO:

               Ford Marrin Esposito Witmeyer & Gleser LLP
               Wall Street Plaza
               New York, New York  10005-1875
               Attention: James M. Adrian

          IF TO THE PURCHASERS:

               See the attached PURCHASER NOTICE SCHEDULE.

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     12.  GENERAL PROVISIONS.

          (a) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Executive Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Securities as the owner of such equity for any purpose.

          (b) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including any offer of employment previously entered into between Spic and Span and Executive).

          (d) NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          (e) COUNTERPARTS. This Agreement may be executed and delivered in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (f) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Purchasers and their respective successors and assigns (including subsequent holders of Executive Securities); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Securities hereunder.

          (g) CHOICE OF LAW. The law of the State of Delaware will govern all questions concerning the relative rights of the Company, Employer and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (h) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE

     MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

          (i) EXECUTIVE'S COOPERATION. During the Employment Period and thereafter, Executive shall cooperate with the Company, Employer and their respective Subsidiaries and Affiliates in any disputes with third parties, internal investigation or administrative, regulatory or judicial proceeding as reasonably requested by the Company (including, without limitation, Executive being available to the Company upon reasonable notice for interviews and factual investigations, appearing at the Company's request to give testimony without requiring service of a subpoena or other legal process, volunteering to the Company all pertinent information and turning over to the Company all relevant documents which are or may come into Executive's possession, all at times and on schedules that are reasonably consistent with Executive's other permitted activities and commitments). In the event the Company requires Executive's cooperation in accordance with this paragraph after the Employment Period, the Company shall reimburse Executive for reasonable travel expenses (including lodging and meals, upon submission of receipts) and compensate Executive for his time at a rate that is mutually agreeable to Executive and the Company.

          (j) REMEDIES. Each of the parties to this Agreement (and the Purchasers as third-party beneficiaries) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (k) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company,

     Employer, Executive and the Majority Holders (as defined in the Exchange Agreement).

          (l) INSURANCE. The Company, at its discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered available. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance. Executive hereby represents that he has no reason to believe that his life is not insurable at rates now prevailing for healthy men of his age.

          (m) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (n) INDEMNIFICATION AND REIMBURSEMENT OF PAYMENTS ON BEHALF OF EXECUTIVE. The Company and its Subsidiaries shall be entitled to deduct or withhold from any amounts owing from the Company or any of its Subsidiaries to Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("TAXES") imposed with respect to Executive's compensation or other payments from the Company or any of its Subsidiaries or Executive's ownership interest in the Company, including, without limitation, wages, bonuses, dividends, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity. In the event the Company or any of its Subsidiaries does not make such deductions or withholdings, Executive shall indemnify the Company and its Subsidiaries for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

          (o) REASONABLE EXPENSES. Employer agrees to pay the reasonable fees and expenses of Executive's counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement.

          (p) TERMINATION. This Agreement (except for the provisions of SECTIONS 7(a) and (b)) shall survive a Separation and shall remain in full force and effect after such Separation.

          (q) ADJUSTMENTS OF NUMBERS. All numbers set forth herein that refer to share prices or amounts will be appropriately adjusted to reflect share splits, share dividends, combinations of shares and other recapitalizations affecting the subject class of equity.

          (r) DEEMED TRANSFER OF EXECUTIVE SECURITIES. If the Company (and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Executive Securities to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the Person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or any other Person acquiring securities) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          (s) RIGHTS GRANTED TO GTCR FUND VIII AND ITS AFFILIATES. Any rights granted to GTCR Fund VIII, GTCR Fund VIII/B, GTCR Co-Invest and their Affiliates hereunder may also be exercised (in whole or in part) by their designees.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                                        PRESTIGE BRANDS HOLDINGS, INC.

                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

                                        PRESTIGE INTERNATIONAL
                                        HOLDINGS, LLC

                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

                                        PRESTIGE BRANDS, INC.

                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

                                        -------------------------------
                                        ERIC M. MILLAR

Agreed and Accepted:

GTCR FUND VIII, L.P.

By:   GTCR Partners VIII, L.P.
Its:  General Partner

By:   GTCR Golder Rauner II, L.L.C.
Its:  General Partner

By:
      --------------------------------
Name:  David A. Donnini
Its:   Principal


GTCR FUND VIII/B, L.P.

By:   GTCR Partners VIII, L.P.
Its:  General Partner

By:   GTCR Golder Rauner II, L.L.C.
Its:  General Partner

By:
      --------------------------------

Name:  David A. Donnini
Its:   Principal

GTCR CO-INVEST II, L.P.

By:   GTCR Golder Rauner II, L.L.C.
Its:  General Partner

By:
      --------------------------------
Name:  David A. Donnini
Its:   Principal


GTCR CAPITAL PARTNERS, L.P.

By:   GTCR Mezzanine Partners, L.P.
Its:  General Partner

By:   GTCR Partners VI, L.P.
Its:  General Partner

By:   GTCR Golder Rauner, L.L.C.
Its:  General Partner

By:
      --------------------------------
Name:
Its:   Principal


TCW/CRESCENT MEZZANINE PARTNERS III, L.P.
TCW/CRESCENT MEZZANINE TRUST III
TCW/CRESCENT MEZZANINE PARTNERS III
  NETHERLANDS, L.P.

By:   TCW/Crescent Mezzanine
      Management III, L.L.C.,
      its Investment Manager

By:   TCW Asset Management Company,
      its Sub-Advisor


By:
      --------------------------------

Name: Timothy P. Costello
Its:  Managing Director

                                                                       EXHIBIT A

                                                                __________, 2005

                    PROTECTIVE ELECTION TO INCLUDE MEMBERSHIP
                      INTEREST IN GROSS INCOME PURSUANT TO
                   SECTION 83(b) OF THE INTERNAL REVENUE CODE

          The undersigned purchased shares of Common Stock, par value $.01 per share (the "SHARES"), of Prestige Brands Holdings, Inc. (the "COMPANY") on January 28, 2005. Under certain circumstances, the Company has the right to repurchase the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture that may not be avoided by a transfer of the Shares to another person. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code Section 83(b) and Treasury Regulation
Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 2005 the excess (if any) of the Shares' fair market value on January 28, 2005 over purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

1.   The name, address and social security number of the undersigned:

                         ______________________________
                         ______________________________
                         ______________________________
                         ______________________________
                         ______________________________

2. A description of the property with respect to which the election is being made: _______ shares of Prestige Brands Holdings, Inc.'s Common Stock, par value $.01 per share.

3. The date on which the property was transferred: January 28, 2005. The taxable year for which such election is made: calendar 2005.

4. The restrictions to which the property is subject: If the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares will be subject to repurchase by the Company at the lower of cost or market value.

5. The fair market value on January 28, 2005 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $______ per share of Common Stock.

6.   The amount paid for such property: $______ per share of Common Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(d).

Dated:
       --------------------------------         --------------------------------
                                                           [EXECUTIVE]

                            PURCHASER NOTICE SCHEDULE

IF TO GTCR FUND VIII, L.P., GTCR FUND VIII/B, L.P. OR GTCR CO-INVEST II, L.P.: c/o GTCR Golder Rauner II, L.L.C.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:  David A. Donnini and Vincent J. Hemmer

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Attention: Kevin R. Evanich, P.C.
          Christopher J. Greeno


IF TO GTCR CAPITAL PARTNERS:

GTCR Capital Partners, L.P.
6100 Sears Tower
Chicago, IL 60606-6402
Attention: Barry Dunn

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Attention: Kevin R. Evanich, P.C.
          Christopher J. Greeno


IF TO THE TCW/CRESCENT LENDERS AND/OR TCW/CRESCENT PURCHASERS:

TCW/Crescent Mezzanine Partners III, L.P.
TCW/Crescent Mezzanine Trust III
TCW/Crescent Mezzanine Partners III Netherlands, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Timothy P. Costello
Telecopier No.: (214) 740-7382

WITH A COPY TO:

Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201
Attention: Gary B. Clark
Telecopier No.: (214) 999-4667